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                                                                 EXHIBIT 10.33



RECORDED AT THE REQUEST OF AND AFTER RECORDING RETURN TO:
HASKINS W. JONES
JOHNSTON, BARTON, PROCTOR & POWELL
1901 SIXTH AVENUE NORTH
2900 AMSOUTH/HARBERT PLAZA
BIRMINGHAM, ALABAMA  35203
(205) 458-9400


            FORM OF MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

         THIS MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING (this
"Mortgage"), made as of the                            , between
                , a Delaware corporation, (the "Borrower"), whose address is 5021 Louise Drive, Suite 200, Mechanicsburg, Pennsylvania 17055, and CAPSTONE CAPITAL OF PENNSYLVANIA, INC., a Pennsylvania corporation (the "Lender"), whose address is 1000 Urban Center Drive, Suite 630, Birmingham, Alabama, 35242.


                                R E C I T A L S:


         A. Pursuant to that Loan Agreement of even date herewith between the Borrower and the Lender, as the same may hereafter be amended (as so amended, the "Loan Agreement"), Lender has agreed to make a loan to Borrower in the aggregate principal sum of
                     (the "Loan"), to be evidenced by a Promissory Note of even date herewith from the Borrower in such principal amount (said Promissory Note, as the same may hereafter be renewed, extended or modified, being herein called the "Note").


         B. As a condition precedent to making the Loan, the Lender has required that the Borrower execute this Mortgage as security for the Loan and the other Loan Obligations (as hereinafter defined).

         NOW THEREFORE, the undersigned, in consideration of the Loan, and to secure the prompt payment and performance of the Loan Obligations (including future advances), including the principal and interest under the Note which, if not sooner paid, is due and payable in full on the Maturity Date, does hereby mortgage, grant and convey unto the Lender, its successors and assigns, and does hereby grant a security interest to Lender, its successors and assigns, in the following described land, estates, buildings, improvements, personal property, fixtures, equipment, furniture, furnishings, appliances and appurtenances, including replacements and additions thereto, whether now owned or hereafter acquired (which together with any additional such property hereafter acquired by the Borrower and subject to the lien of this Mortgage, or intended to be so, as the same may be from time to time constituted is hereinafter sometimes referred to as the "Collateral") to wit:

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                  (A) All the tract(s) or parcel(s) of land located in and more particularly described in Exhibit A attached hereto and made a part hereof (the "Property"), the addresses for such Property being set forth on Exhibit A; and

                  (B)      All Improvements and Equipment;

                  (C)      All Appurtenant Rights;

                  (D)      All Rents;

                  (E) All Accounts, General Intangibles, Instruments, Inventory, Money, and (to the full extent assignable) Permits; and

                  (F)      All Proceeds.

         TO HAVE AND TO HOLD the Collateral and all parts thereof unto the Lender, its successors and assigns forever, subject however to the terms and conditions herein.

         PROVIDED, HOWEVER, that these presents are upon the condition that, if the Borrower shall pay to the Lender the Loan Obligations, at the times and in the manner stipulated herein, in the Note and in the other Loan Documents, all without any deduction or credit for taxes or other similar charges paid by the Borrower, and shall cause all other obligated parties to keep, perform, and observe all and singular the covenants and promises herein, in the Note and in each of the other Loan Documents expressed to be kept, performed, and observed, all without fraud or delay, then this Mortgage, and all the properties, interests, and rights hereby granted, bargained, and sold shall cease, determine, and be void, but shall otherwise remain in full force and effect.

                                   ARTICLE I

                                 DEFINED TERMS

         1.01 Defined Terms. As used herein, defined terms shall have the meanings ascribed to them, and, in addition, the following terms will have the following meanings:

         "ACCOUNTS" shall mean all accounts, (including accounts receivable) arising from the operation of the Facility, including but not limited to, rights to payment for goods sold or leased or for services rendered, not evidenced by an instrument, and specifically including rights to payment from reimbursement contracts.

         "APPURTENANT RIGHTS" means all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter appurtenant to, or used or useful in connection with or located, under or above the


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Property, or any part or parcel thereof, and all ground leases, estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances, reversions, and remainders whatsoever, in any way belonging, relating or pertaining to the Property or any other Collateral, or any part thereof.

         "COLLATERAL" has the meaning set forth in the Recitals to this Agreement.


         "FACILITY" means the personal care facility presently known as and
sometimes referred to herein as                            located on the
Property.


         "GENERAL INTANGIBLES" mean all general intangibles and other intangible personal property arising out of or connected with the Property or the Facility (other than accounts, rents, instruments, inventory, money and permits), including, without limitation things in action contract rights and other rights to payment of money.

         "IMPROVEMENTS" shall mean the personal care facility, related equipment and improvements situated on the Property.

         "INSTRUMENTS" means all instruments, chattel paper, documents or other writings obtained by Borrower from or in connection with the operation of the Property or the Facility (including, without limitation all ledger sheets, computer records and printouts, data bases, programs, books of account and files relating thereto).

         "INVENTORY" shall mean all goods, merchandise and other personal property of a Person that are held for sale or lease or furnished or to be furnished under a contract for services or raw materials and materials used or consumed or to be used or consumed in a Person's business, and in addition includes all property included in the definition of "inventory" as used in the Code.

         "LOAN" has the meaning set forth in the Recitals to this Mortgage.

         "LOAN AGREEMENT" has the meaning set forth in the Recitals to this Mortgage.

         "LOAN DOCUMENTS" means, collectively, the Note, the Loan Agreement, this Mortgage, the Assignment, the Assignment of Rents, the Guaranty, the Indemnity Agreement, the Cross-Collateralization Agreement, the Subordination Agreement, and any and all other documents executed by the Borrower or others evidencing, securing or otherwise relating to the Loan.

         "LOAN OBLIGATIONS" means the aggregate of all principal and interest owing from time to time under the Note and all expenses, charges and other amounts from time to time owing under the Note, the Loan Agreement, this Mortgage or any other Loan Documents, including future advances pursuant to the Loan Documents, and all covenants, agreements and other obligations from time to time owing to, or for the benefit of, Lender pursuant to the Loan Documents.

         "MATURITY DATE" has the meaning set forth in the Loan Agreement.


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         "MONEY" means all monies, cash, rights to deposit or savings accounts or other items of legal tender obtained from or for use in connection with the operation of the Facility.

         "NOTE" has the meaning set forth in the Recitals to this Mortgage.

         "PERMITS" means all licenses, permits and certificates used or useful in connection with the ownership, operation, use or occupancy of the Property or the Facility, including, without limitation, business licenses, state health department licenses, food service licenses, licenses to conduct business, certificates of need and all such other permits, licenses and rights, obtained from any governmental, quasi-governmental or private person or entity whatsoever concerning ownership, operation, use or occupancy.

         "PERMITTED ENCUMBRANCES" means all matters set forth in Exhibit B attached hereto and made a part hereof, provided that to the extent any of the same are listed as subordinate, such matters are permitted only so long as they are in fact subordinate to this Mortgage.

         "PROCEEDS" means all proceeds (including proceeds of insurance and condemnation) from the sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the Collateral.

         "PROPERTY" has the meaning set forth in the Recitals to this Mortgage.

         "REIMBURSEMENT CONTRACTS" shall mean all contracts and rights pursuant to reimbursement or third party payor programs and contracts for the Facility which are now or hereafter in effect with respect to patients qualifying for coverage under the same, including Medicare, Medicaid and private insurance agreements, and any successor program or other similar reimbursement program and private insurance agreements.

         "RENTS" means all rent and other payments of whatever nature from time to time payable pursuant to leases of the Property or the Facility, or any part thereof, including but not limited to, leases of retail space or other space at the Property for retail businesses such as newsstands, barbershops, beauty shops, physicians' offices, pharmacies and specialty shops.

         1.02 Singular and Plural. Singular terms shall include the plural forms and vice versa, as applicable of the terms defined.

         1.03 References. All references to other documents or instruments shall be deemed to refer to such documents or instruments as they may hereafter be extended, renewed, modified or amended, and all replacements and substitutions therefor.

         1.04 Loan Agreement. All other capitalized terms not otherwise defined in this Mortgage shall have the meanings set forth in the Loan Agreement.


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                                   ARTICLE II

             COVENANTS, AGREEMENTS, AND REPRESENTATIONS OF BORROWER

         2.01 Performance of Loan Documents. The Borrower will perform, observe, and comply with all provisions hereof and of each of the other Loan Documents and duly and punctually will pay to the Lender the sum of money expressed in the Note with interest thereon and all other sums required to be paid by the Borrower pursuant to the provisions of this Mortgage, all without any deductions or credit for taxes or other similar charges paid by the Borrower. The Note provides for interest at a fluctuating rate, and such provisions of the Note are incorporated herein by reference.

         2.02 Warranty of Title. The Borrower is lawfully seized of an indefeasible estate in fee simple in the Property, Improvements, Rents and Appurtenant Rights hereby mortgaged and has good and absolute title to all other Collateral in which a security interest is herein granted and has good right, full power and lawful authority to sell, convey, mortgage, and grant a security interest in the same in the manner and form aforesaid; that, except for Permitted Encumbrances the same are free and clear of all liens, charges, and encumbrances whatsoever, including, as to the Equipment, conditional sales contracts, chattel mortgages, security agreements, financing statements, and anything of a similar nature, and that Borrower shall and will warrant and forever defend the title thereto unto the Lender, its successors and assigns, against the lawful claims of all persons whomsoever.

         2.03     Taxes, Liens and Other Charges.

                  (a) Borrower shall pay, on or before the delinquency date thereof, all taxes, levies, license fees, permit fees and all other charges (in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen) of every character whatsoever (including all penalties and interest thereon) now or hereafter levied, assessed, confirmed or imposed on, or in respect of, or which may be alien upon the Collateral, or any part thereof, or any estate, right or interest therein, or upon the rents, issues, income or profits thereof, and shall submit to Lender upon Lender's reasonable request such evidence of the due and punctual payment of all such taxes, assessments and other fees and charges as may be required by law. Borrower shall have the right before they become delinquent to contest or object to the amount or validity of any such tax, assessment, fee or charge by appropriate legal proceedings, but this shall not be deemed or construed in any way as relieving, modifying or extending Borrower's covenant to pay any such tax, assessment, fee or charge at the time and in the manner provided herein, unless Borrower has given prior written notice to Lender of Borrower's intent to so contest or object, and unless (i) Borrower shall demonstrate to Lender's satisfaction that the legal proceedings shall conclusively operate to prevent the sale of the Collateral, or any part thereof, to satisfy such tax, assessment, fee or charge prior to final determination of such proceedings and shall not have a material adverse effect on the operation of the Facility during the pendency of such contest; and (ii) if required by Lender, Borrower shall furnish a good and sufficient bond or surety as requested by and satisfactory to Lender in an amount sufficient to fully pay the contested amount, with penalties, interest and other charges if Borrower should be unsuccessful in such contest; and (iii) Borrower shall diligently pursue such contest.


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                  (b) Borrower shall pay, on or before the due date thereof, all taxes, assessments, charges, expenses, costs and fees, if any, which may now or hereafter be levied upon, or assessed or charged against the Note, this Mortgage or any other Loan Documents.

                  (c) Borrower shall pay, on or before the due date thereof, all premiums on policies of insurance covering, affecting or relating to the Collateral, as required by the Loan Agreement; and all utility charges which are incurred by Borrower for the benefit of the Collateral, or which may become a charge or lien against the Collateral for gas, electricity, water and sewer services and the like furnished to the Collateral, and all other public or private assessments or charges of a similar nature affecting the Collateral or any portion thereof, whether or not the nonpayment of same may result in a lien thereon. Borrower shall submit to Lender such evidence of the due and punctual payment of all such premiums, rentals, and other sums as Lender may reasonably require.

                  (d) Borrower shall not suffer any mechanic's, materialmen's laborer's, statutory or other lien (except as expressly permitted by the Loan Agreement) to be created or remain outstanding against the Collateral; provided, however, that Borrower may contest any such lien in good faith by appropriate legal proceedings provided the lien is bonded off and removed as an encumbrance upon the Collateral. Lender has not consented and will not consent to the performance of any work or the furnishing of any materials which might be deemed to create a lien or liens superior to the lien thereof.

                  (e) In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of mortgages or security agreements or debts secured thereby or the manner of collecting such taxes so as to adversely affect Lender, Borrower will pay any such tax on or before the due date thereof. If Borrower fails to make such prompt payment or if, in the opinion of Lender, any such state, federal, municipal, or other governmental law, order, rule or regulation prohibits Borrower from making such payment or would penalize Lender if Borrower makes such payment or if, in the reasonable opinion of Lender, the making of such payment might result in the imposition of interest beyond the maximum amount permitted by applicable law, then the entire balance of the Loan Obligations shall, at the option of Lender, become immediately due and payable.

                  (f) The Borrower hereby indemnifies and holds Lender harmless from any sales or use tax that may be imposed on the Lender by virtue of Lender's Loan to Borrower.

         2.04 Monthly Deposits. Borrower shall, upon request of Lender, deposit with Lender, on the due date of each installment under the Note, an amount equal to one-twelfth (1/12) of the yearly taxes and assessments and insurance premiums as reasonably estimated by the Lender to pay such charges; said deposits to be held and to be used by Lender to pay current taxes and assessments, insurance premiums and other charges on the Collateral as the same accrue and are payable. Payment from said sums for said purposes shall be made by Lender at its discretion and may be made even though such payments will benefit subsequent owners of the Collateral. Said deposits shall not be, nor be deemed to be, trust funds, but


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may be, to the extent permitted by applicable law, commingled with the general funds of Lender. If said deposits are insufficient to pay the taxes and assessments, insurance premiums and other charges in full as the same become payable, Borrower will deposit with Lender such additional sum or sums as may be required in order for Lender to pay such taxes and assessments, insurance premiums and other charges in full. Upon any Event of Default, Lender may, at its option, apply any money in the fund relating from said deposits to the payment of the Loan Obligations in such manner as it may elect.

         2.05     Condemnation.

         If all or part of the Collateral shall be damaged or taken through condemnation (which term when used in this Mortgage shall include any damage or taking by any governmental authority, and any transfer by private sale in lieu thereof), either temporarily or permanently, other than a taking of a part of the Collateral which does not in Lender's opinion materially adversely affect access to or use of the Collateral, the value of the Collateral or the operation of either Facility, the entire Loan Obligations secured hereby shall at the option of the Lender become immediately due and payable (without any prepayment penalty).

         Borrower, immediately upon obtaining knowledge of any institution, or any proposed, contemplated or threatened institution of any action or proceedings for the taking through condemnation of the Collateral or any part thereof, will notify Lender, and Lender is hereby authorized, at its option, to commence, appear in and prosecute, through counsel selected by Lender, in its own or in Borrower's name, any action or proceeding relating to any condemnation Borrower may compromise or settle any claim for compensation so long as no Event of Default exists and any compromise or settlement results in a payment to Lender not less than the entire Loan Obligations. All such compensations, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Borrower to Lender, and Lender is authorized, at its option, to collect and receive all such compensation, awards or damages and to give proper receipts and acquittance therefor without any obligation to question the amount of any such compensation, awards or damages.

         After deducting from said condemnation proceeds all of its reasonable expenses incurred in the collection and administration of such sums, including reasonable attorney's fees, Lender may release any moneys so received by it for the repair or restoration of the Collateral taken, or may apply the same in such manner as the Lender shall determine to reduce the Loan Obligations in such order as Lender may elect, whether or not then due, and without affecting this Mortgage as security for any remaining Loan Obligations, and any balance of such moneys shall be paid to the Borrower.

         2.06     Care of Collateral.

                  (a) Borrower will keep the Improvements in good condition and repair, will not commit or suffer any waste and will not do or suffer to be done anything which would or could increase the risk of fire or other hazard to the Collateral or any other part thereof or which would or could result in the cancellation of any insurance policy carried with respect to the Collateral.

                  (b) Borrower will not remove, demolish or alter the structural character of any Improvements without the written consent of Lender, which such consent shall not be


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unreasonably withheld, nor make or permit use of the Collateral for any purpose other than that for which the same are now used.

                  (c) If the Collateral or any part thereof is damaged by fire or any other cause to the extent that it affects the normal continuing operating of the Facility at its occupancy immediately prior to such damage or otherwise materially affects the value of the Collateral, Borrower will give immediate written notice thereof to Lender.

                  (d) Lender or its representative is hereby authorized to enter upon and inspect the Collateral during normal business hours. Lender shall make reasonable efforts to provide notice to Borrower of such inspections.

                  (e) Borrower will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Collateral or any part thereof.

                  (f) If all or any part of the Collateral shall be damaged by fire or other casualty, Borrower will promptly restore the Collateral to the equivalent of its original condition; and if a part of the Collateral shall be taken or damaged through condemnation, Borrower will promptly restore, repair or alter the remaining portions of the Collateral in a manner satisfactory to Lender.

         2.07 Further Assurances: After-Acquired Property. At any time, and from time to time, upon request by Lender, Borrower will make, execute and deliver or cause to be made, executed and delivered to Lender and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Lender (i) to perfect and protect the security interest created or purported to be created hereby; (ii) to enable the Lender to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to effect otherwise the purposes of this Mortgage, including, without limitation: (A) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Lender may request in order to perfect and preserve the security interest created by this Mortgage as a first and prior security interest upon and security title in and to all of the Collateral, whether now owned or hereafter acquired by Borrower; (B) if certificates of title are now or hereafter issued or outstanding with respect to any of the Collateral, by immediately causing the interest of Lender to be properly noted thereon at Borrower's expense; and (C) furnishing to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail. Upon any failure by Borrower so to do, Lender may make, execute, record, file, re-record and/or refile any and all such financing statements, continuation statements, or amendments thereto, certificates, and documents for and in the name of Borrower, and Borrower hereby irrevocably appoints Lender the agent and attorney-in-fact of Borrower so to do. The lien of this Mortgage will automatically attach, without further act, to all after-acquired property attached to and/or used in the operation of the Collateral or any part thereof.


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         2.08 Indemnity: Expenses. Borrower will pay or reimburse Lender for all reasonable attorney's fees, costs and expenses incurred by Lender in any suit, action, legal proceeding or dispute of any kind in which Lender is made a party or appears as party plaintiff or defendant, affecting the Loan Obligations, this Mortgage or the interest created herein, or the Collateral, or any appeal thereof, including, but not limited to, any foreclosure action, any condemnation action involving the Collateral or any action to protect the security hereof, any bankruptcy or other insolvency proceeding commenced by or against the Borrower, any lessee of the Collateral (or any party thereof), or any Guarantor of any other Loan Obligations, and any such amount paid by Lender shall be added to the Loan Obligations and shall be secured by this Mortgage. Borrower will indemnify and hold Lender harmless from and against all claims, damages, and expenses, including reasonable attorney's fees and court costs, resulting from any action by a third party against Lender relating to this Mortgage or the interest created herein, or the Collateral, including, but not limited to, any action or proceeding claiming loss, damage or injury to person or property, or any action or proceeding claiming a violation of any national, state or local law, rule or regulation, including those Applicable Environmental Laws, provided Borrower shall not be required to indemnify Lender for matters directly and solely caused by Lender's misconduct or negligence. Borrower acknowledges that it has undertaken the obligation to pay all intangibles taxes and documentary taxes and similar taxes now or hereafter due in connection with the Loan Obligations and the Loan Documents, and Borrower agrees to indemnify and hold Lender harmless from any such taxes, and any interest or penalties if assessed due to Borrower's failure to timely pay the same, which the Lender may hereafter be required to pay in connection with the Loan Obligations or Loan Documents. The agreements of this Section shall expressly survive satisfaction of this Mortgage and repayment of the Loan Obligations.

         2.09 Estoppel Affidavits. Borrower, upon ten (10) days prior written notice, shall furnish the Lender a written statement, duly acknowledged, based upon its records, setting forth, the unpaid principal of, and interest on, the Loan Obligations, stating whether or not to its knowledge any off-sets or defenses exist against the Loan Obligations, or any portion thereof, and, if such off-sets or defenses exist, stating in detail the specific facts relating to each such off-set or defense.

         2.10 Limit of Validity. If from any circumstances whatsoever, fulfillment of any provision of this Mortgage, the Note or any other Loan Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Mortgage, the Note, or any other Loan Document that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this Section shall control every other provision of this Mortgage, the Note and any other Loan Document.

         2.11 Assignment of Rents. This Mortgage constitutes a present assignment to Lender of all Rents; provided, however, unless a Default or an Event of Default exists Borrower shall have a revocable license to collect Rents, if any. Upon the occurrence of a

Default or an Event of Default the license of Borrower to collect Rents shall be automatically revoked and terminated and each lessee or sublessee is authorized and directed by Borrower to pay all Rents thereafter accruing directly to Lender. Rents so received by Lender, unless released to Borrower at Lender's sole option, shall be applied to the Loan Obligations in such order as Lender may elect, whether or not then due. Lender shall not be liable to any lessee or sublessee by virtue of its collection of Rents and shall not be liable to Borrower for its failure to collect Rents or failure to exercise diligence in attempting to collect Rents, but shall be accountable only for Rents actually received. Notwithstanding anything to the contrary herein, any lease or sublease is and shall be at all times expressly subject and subordinate to Lender's first mortgage upon the Collateral granted herein. Upon any foreclosure or acceptance of a deed in lieu of foreclosure, Lender may elect, at its sole option, to foreclose or accept such deed subject to any lease or sublease, in which event any such lessees or sublessees will, upon notice from Lender, be required to attorn to Lender.

         2.12 Legal Actions. In the event that Lender is made a party, either voluntarily or involuntarily, in any action or proceeding affecting the Collateral, the Note, the Loan Obligations or the validity or priority of this Mortgage, Borrower shall immediately, upon demand, reimburse Lender for all costs, expenses and liabilities incurred by Lender by reason of any such action or proceeding, including reasonable attorney's fees, and any such amounts paid by Lender shall be added to the Loan Obligations and shall be secured by this Mortgage.

         2.13 Fixture Filing. This Mortgage is to be filed for record in the real estate records of Beaver County, Pennsylvania so as to serve as a fixture filing pursuant to the Pennsylvania Uniform Commercial Code or the law applicable to the creation of liens on personal property.

         2.14 Lease/Management Agreements. Except as otherwise permitted in the Loan Agreement, Borrower shall not, without the prior written consent and approval of Lender, enter into any operating lease or permit any tenancy (except for admissions of Facility patients) or enter into or permit any management agreement, of or affecting the Collateral without the prior written consent of the Lender.

                                  ARTICLE III

                          EVENTS OF DEFAULT; REMEDIES

         3.01 Events of Default. The terms "Event of Default" or "Events of Default," wherever used in this Mortgage, shall mean any one or more of the following events:

                  (a) The failure of the Borrower properly and timely to perform or observe any covenant or condition set forth in this Mortgage or any other Loan Document which is not cured within applicable cure periods as set forth herein or therein or, if no such cure period is specified, within thirty
(30) days of Lender's notice to Borrower of such default; or


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
                  (b) The occurrence of any Event of Default (as therein defined) under any other Loan Documents.

                  (c) The sale, transfer, lease, assignment, or other disposition, voluntarily or involuntarily, of the Collateral, or any part thereof or any interest therein, including a sale or transfer in lieu of condemnation, or, except for Permitted Encumbrances, any further encumbrance of the Collateral except for any sale, transfer, lease, assignment, disposition or encumbrance which is permitted by the Loan Agreement or, unless the prior written consent of Lender is obtained (which consent may be withheld with or without cause in Lender's discretion).

         3.02 Acceleration of Maturity. If an Event of Default shall have occurred, then the entire Loan Obligations shall, at the option of Lender, become due and payable without notice or demand, time being of the essence; and any omission on the part of Lender to exercise such option when entitled to do so shall not be considered as a waiver of such right.

         3.03 Right of Lender to Enter and Take Possession.

                  (a) If an Event of Default shall have occurred, the Borrower, upon demand of the Lender, with or without judicial process, shall forthwith surrender to the Lender the actual possession, and the Lender may enter and take possession, of all the Mortgage Property, and may exclude the Borrower and its agents and employees wholly therefrom.

                  (b) If Borrower shall for any reason fail to surrender or deliver the Mortgage Property or any part thereof after such demand by Lender, Lender may obtain a judgment or decree conferring upon Lender the right to immediate possession or requiring Borrower to deliver immediate possession of the Mortgage Property to Lender. Borrower will pay to Lender, upon demand, all reasonable expenses of obtaining such judgment or decree, including compensation to Lender, its attorneys and agents, and all such reasonable expenses and compensation shall, until paid, become part of the Loan Obligations secured by this Mortgage.

                  (c) Upon every such entering upon or taking of possession, the Lender may first without applying to a court or obtaining the appointment of receivership hold, store, use, operate, manage, lease, and control the Mortgage Property and conduct the business thereof, and, from time to time (i) make all necessary and proper maintenance, repairs, renewals, and replacements thereto and thereon (including additions, betterments and improvements reasonably necessary for the use or sale of the Mortgage Property in reasonable amounts) and purchase or otherwise acquire additional fixtures, personalty, and other property in connection therewith; (ii) insure or keep the Mortgage Property insured; (iii) manage and operate the Mortgage Property and exercise all the rights and powers of the Borrower in its name or otherwise (to the extent permitted by applicable law), with respect to the same; (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted the Lender, all as the Lender from time to time may determine to be to its best advantage and for the good of the Mortgage Property; and the Lender may collect and receive all the income, revenues, rents, issues and profits of the same including those past due as well as those accruing thereafter, and, after deducting (A) all reasonable expenses of taking, holding, managing, and operating the Mortgage Property (including compensation for the services of all persons employed for such purposes); (B) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases, and acquisitions; (C) the cost of such insurance; (D) such taxes, assessments, and other charges prior to the lien of this Mortgage as the Lender may determine to pay; (E) other proper charges upon the Mortgage Property or any part thereof; and (F) the compensation, expenses, and disbursements of the attorneys and agents of the Lender; Lender shall apply the remainder of the moneys so received by the Lender to the payment of accrued interest, to the payment of tax and insurance, and to the payment of overdue installments of principal, all in such order and priority as the Lender may determine.

                  (d) If an Event of Default shall exist, Lender may require that Borrower cause all of its Accounts to be paid to one or more deposit accounts with a financial institution approved by Lender. Borrower assigns and grants to Lender a security interest in, pledge of and right to set off against all monies from time to time held in such deposit accounts. Borrower agrees to promptly notify all of its account debtors, including, without limit, the Medicare and Medicaid agencies to the extent permitted under applicable law, to make payments to one or more such deposit accounts upon Lender's request and as designated by Lender, and Borrower agrees to provide any necessary endorsements to checks, drafts and other forms of payment so that such payments will be properly deposited in such accounts. Lender may require that the deposit accounts be established so as to comply with Medicare, Medicaid and other requirements applicable to payments of any accounts receivable. Lender may cause monies to be withdrawn from such deposit accounts and applied to the Loan Obligations in such order as Lender may elect, whether or not then due. Borrower appoints Lender as Borrower's attorney-in-fact, which appointment is coupled with an interest and is irrevocable, to provide any notice, endorse any check, draft or other payment for deposit, or take any other action which Borrower agrees to take in this Section.

                  (e) Whenever all such Events of Default have been cured and satisfied, the Lender may, at its option, surrender possession of the Mortgage Property to the Borrower, its successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur.

         3.04 Performance by Lender. Upon the occurrence of an Event of Default in the payment, performance or observance of any term, covenant or condition of this Mortgage or any of the other Loan Documents, Lender may, at its option, pay, perform or observe the same, and all payments made or costs or expenses incurred by Lender in connection therewith, with interest thereon at the Default Rate set forth in Loan Agreement or at the maximum rate from time to time allowed by applicable law, whichever is less, shall be secured hereby and shall be, without demand, immediately repaid by Borrower to Lender. Lender shall be the sole judge of the necessity for any such actions and of the amounts to be paid. Lender is hereby empowered to enter and to authorize others to enter upon the Collateral or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Borrower or any person in possession holding under Borrower. Notwithstanding anything to the contrary herein, Lender shall have no obligation, explicit or implied to pay, perform, or observe any term, covenant, or condition.

         3.05 Receiver.

         (a) If any Event of Default shall have occurred and be continuing, Lender shall be entitled, as a matter of absolute right and without regard to the value of any security for the Loan Obligations or the solvency of any person liable therefor, to the appointment of a receiver for the Collateral upon ex parte application to any court of competent jurisdiction. Except for notices, if any, expressly required under Pennsylvania law, Borrower waives any right to any hearing or notice of hearing prior to the appointment of a receiver. Such receiver and his agents shall be empowered (a) to take possession of the Collateral and any businesses conducted by Borrower or any other person thereon and any business assets used in connection therewith, (b) to exclude Borrower and Borrower's agents, servants, and employees from the Collateral, (c) to collect the rents, issues, profits, and income therefrom,
(d) to complete any construction which may be in progress, (e) to do such maintenance and make such repairs and alterations as the receiver deems necessary, (f) to use all stores of materials, supplies, and maintenance equipment on the and replace such items at the expense of the receivership estate, (g) to pay all taxes and assessments against the Collateral and the chattels, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance, and (h) generally to do anything which Borrower could legally do if Borrower were in possession of the Collateral. All expenses incurred by the receiver or his agents shall constitute a part of the Loan Obligations. Any revenues collected by the receiver shall be applied first to the expenses of the receivership, including attorneys' fees incurred by the receiver and by Borrower, together with interest thereon at the Default Rate from the date incurred until repaid, and the balance shall be applied toward the Loan Obligations or in such other manner as the court may direct. Unless sooner terminated with the express consent of Borrower, any such receivership will continue until the Loan Obligations has been discharged in full, or until title to the Collateral has passed after foreclosure sale and all applicable periods of redemption have expired.

         3.06 Lender's Power of Enforcement.

         (a) If an Event of Default shall have occurred and be continuing, the Lender may, either with or without entry or taking possession as hereinabove provided or otherwise, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (i) to enforce payment of the Note or the performance of any term thereof or any other right, (ii) to foreclose this Mortgage and to sell, as an entirety or in separate lots or parcels, the Collateral, as provided by applicable Pennsylvania law, and (iii) to pursue any other remedy available to it, all as the Lender shall deem most effectual for such purposes. The Lender shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, as the Lender may determine.

         (b) If an Event of Default shall exist, Lender may elect to terminate the Management Agreement and all management rights and other rights of Manager in and to any Collateral.

         3.07 Foreclosure. At the foreclosure sale the Collateral may be offered for sale and sold as a whole without first offering it in any other manner or may be offered for sale and sold in any other manner Lender may elect.

         3.08 Purchase by Lender. Upon any foreclosure sale or sale of all or any portion of the Collateral under the power herein granted, Lender may bid for and purchase the Collateral, or any part thereof if the highest bidder therefor, and shall be entitled to apply all or any part, of the Loan Obligations as a credit to the purchase price.

         3.09 Application of Foreclosure Proceeds; Deficiency. The proceeds of any foreclosure sale shall be applied as follows:

         (a) First, to the expenses of making the sale, including reasonable attorney's fees for such services as may be necessary in collection of said indebtedness or the foreclosure of this Mortgage;

         (b) Second, to the repayment of any money, with interest thereon at a rate equal to the Default Rate as set forth in the Loan Agreement, which Lender may have paid, or become liable to pay, or which it may then be necessary to pay for taxes, insurance, assessments or other charges, liens, or debts as hereinabove provided;

         (c) Third, to the payment and satisfaction of all other Loan Obligations hereby secured, including principal and interest on the Note (which shall include interest to date of sale);

         (d) Fourth, the balance, if any, shall be paid to the party or parties appearing of record to be the owner of the Collateral at the time of the sale after deducting any expense of ascertaining who is such owner.

         Borrower shall remain liable for any deficiency from a foreclosure.

         3.10 Waiver of Exemption, Etc. Borrower waives all rights of exemption pertaining to real or personal property as to any indebtedness secured by or that may be secured by this Mortgage; Borrower waives the benefit of any statute regulating the obtaining of a deficiency judgment or requiring that the value of the Collateral be set off against any part of the indebtedness secured hereby; and Borrower waives and releases all errors in any proceedings for enforcement of this Deed of Trust or other Loan Documents, waives stay of execution, the right of inquisition and extension of time for payment, and Borrower agrees to condemnation of any property levied on by virtue of execution pursuant to this Mortgage. Borrower waives and relinquishes any and all rights it may have, whether at law or equity, to require Lender to proceed to enforce or exercise any rights, powers and remedies it may have under the Loan Documents in any particular manner, in any particular order, or in any particular state or other jurisdiction, it being acknowledged that the Collateral may constitute only a part of the Collateral and Borrower acknowledges Lender may proceed against the Collateral prior to, subsequent to or simultaneously with pursuing any action against or with respect to other Collateral or against the Borrower or any guarantor. To the fullest extent that Borrower may do so, Borrower agrees that Borrower will not at any time insist upon, plead, claim, or take the benefit or advantage of any law now or hereafter in force providing for any valuation, appraisement, stay of execution or extension, and Borrower, for Borrower, its successors and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby waives and releases all rights of valuation, appraisement, marshaling, stay of execution, and extension. Borrower further agrees that if any law referred to in this paragraph and now in force of which Borrower, its successors and assigns or other person might take advantage despite this paragraph, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this paragraph. Borrower expressly waives and relinquishes any and all rights and remedies that Borrower may have or be able to assert by reason of the laws of the state of jurisdiction pertaining to the rights and remedies of sureties, other than receipt of any notice of default required to be given under any of the Loan Documents.

         3.11 Suits to Protect the Collateral. The Lender shall have power (a) to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or any violation of this Mortgage; (b) to preserve or protect its interest in the Collateral and in the income, revenues, rents, profits arising therefrom; and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of the Lender.

         3.12 Borrower to Pay the Note on Any Event of Default; Application of Moneys by Lender. If an Event of Default (as defined in the Loan Agreement) shall exist, then, upon demand of the Lender, the Borrower will pay to the Lender the whole amount due and payable under the Note; and in case the Borrower shall fail to pay the same forthwith upon such demand, the Lender shall be entitled to sue for and to recover judgment for the whole amount so due and unpaid together with costs, which shall include the reasonable compensation, expenses, and disbursements of the Lender's agents and attorneys.

         3.13 Delay or Omission No Waiver. No delay or omission of the Lender or of any holder of the Note to exercise any right, power, or remedy accruing upon any default shall exhaust or impair any such right, power, or remedy or shall be construed to be a waiver of any such default, or acquiescence therein; and every right, power, and remedy given by this Mortgage to the Lender may be exercised from time to time and as often as may be deemed expedient by the Lender.

         3.14 No Waiver of One Default to Affect Another, etc. No waiver of any default hereunder shall extend to or shall affect any subsequent or any other then existing default or shall impair any rights, powers, or remedies consequent thereon.

         If the Lender (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted herein or in the Note; (d) releases any part of the Collateral from the lien of this Mortgage or otherwise changes any of the terms of the Note or this Mortgage;
(e) consents to the filing of any map, plat, or replat thereof; (f) consents to the granting of any easement thereon; or (g) makes or consents to any agreement subordinating the lien or change hereof, any such act or omission shall not release, discharge, modify, change, or affect the original liability under the Note, this Mortgage or otherwise of the Borrower or any subsequent purchaser of the Collateral or any part thereof, or any maker, co-signer, endorser, surety, or guarantor; nor shall any such act or omission preclude the Lender from exercising any right, power, or privilege herein granted or intended to be granted in the event of any other default then made or of any subsequent default, nor, except as otherwise expressly provided in an instrument or instruments executed by the Lender, shall the lien of this Mortgage be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Collateral, the Lender, at its option, without notice to any person or corporation hereby is authorized and empowered to deal with any such vendee or transferee with reference to the Collateral or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

         3.15 Continuance of Proceedings - Position of Parties, Restored. In case Lender shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Lender, then and in every such case, Borrower and Lender shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Lender shall continue as if no such proceedings had occurred.

         3.16 Remedies Cumulative. No right, power, or remedy conferred upon or reserved to the Lender by this Mortgage is intended to be exclusive of any right, power, or remedy, but each and every such right, power, and remedy shall be cumulative and concurrent and shall be in addition to any other right, power, and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

                                   ARTICLE IV

                       SECURITY AGREEMENT: MISCELLANEOUS

         4.01 Security Agreement. This Mortgage creates a lien on and a security interest in that part of the Collateral which constitutes personal property under any applicable Uniform Commercial Code, and shall constitute a security agreement under the applicable Uniform Commercial Code or other law applicable to the creation of liens on personal property. This Mortgage shall constitute a financing statement under the applicable Uniform Commercial Code with Borrower as the "debtor" and Lender as the "secured party." If an Event of Default occurs, the Lender shall have all rights and remedies of a security party under the applicable Uniform Commercial Code.

         4.02 Assembly of Collateral. Upon the occurrence of an Event of Default, the Borrower shall assemble, if requested by the Lender, at its expense, all of the personal property Collateral and the documents evidencing such personal property Collateral and the books and records applicable thereto and make them available to the Lender at a place to be designated by the Lender.

         4.03 Successors and Assigns. This Mortgage shall inure to the benefit of and be binding upon Borrower and Lender and their respective heirs, executors, legal representatives, successors, successors-in-title, and assigns. Whenever a reference is made in this Mortgage to "Borrower" or "Lender," such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors, successors-in-title and assigns of Borrower or Lender, as the case may be, but shall not imply any permission to make or permit any transfer which is otherwise prohibited.

         4.04 Terminology. All personal pronouns used in this Mortgage, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles and Articles are for convenience only and neither limit nor amplify the provisions of this Mortgage, and all references herein to Articles, Sections or subparagraphs shall refer to the corresponding Articles, Sections or subparagraphs of this Mortgage unless specific reference is made to Articles, Sections or subparagraphs of another document or instrument.

         4.05 Severability; Complete Agreement. If any provisions of this Mortgage or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Mortgage and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. This Mortgage, the Note and the other Loan Documents constitute the full and complete agreement of the parties and supersede all prior negotiations, correspondence, and memoranda relating to the subject matter hereof, and this Mortgage may not be amended except by a writing signed by the parties hereto.

         4.06 Applicable Law. This Mortgage shall be governed by the laws of the State of Pennsylvania. If, for any reason or to any extent any word, term, provision, or clause of this Mortgage or any of the other Loan Documents, or its application to any person or situation, shall be found by a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions or clauses shall be enforced, and the affected work, term, clause or provision shall be applied, to the fullest extent permitted by law.

         4.07 Limitation of Interest. It is the intent of Borrower and Lender in the execution of this Mortgage and all other Loan Documents to contract in strict compliance with the usury laws governing the Loan. In furtherance thereof, Lender and Borrower stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract for the use, forbearance, or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws governing the Loan. Borrower or any guarantor, endorser or other party now or hereafter becoming liable for the payment of the Note shall never be liable for unearned interest on the Note and shall never be required to pay interest on the Note at a rate in excess of the maximum interest that may be lawfully charged under the laws governing the Loan evidenced by the Note, and the provisions of this paragraph shall control over all other provisions of the Note and any other instrument executed in connection herewith which may be in apparent conflict herewith. In the event any holder of the Note shall collect monies that are deemed to constitute interest and that would otherwise increase the effective interest rate on the Note to a rate in excess of that permitted to be charged by the laws governing the Loan evidenced by the Note, all such sums deemed to constitute interest in excess of the legal rate shall be applied to the unpaid principal balance of the Note and if in excess of such balance, shall be immediately returned to the Borrower upon such determination.

         4.08 Notices, etc. Any notice and other communication required or permitted to be given by this Mortgage or the other Loan Documents or by applicable law shall be in writing and provided for hereunder shall be deemed given and received in accordance with the provisions of the Loan Agreement.

         4.09 Replacement of Note. Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of the Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Borrower or, in the case of any such mutilation, upon surrender and cancellation of the Note, Borrower at Lender's expense will execute and deliver, in lieu thereof, a replacement note, identical in form and substance to such Note and dated as of the date of such Note, and upon such execution and delivery all references in this Mortgage to the Note shall be deemed to refer to such replacement note.

         4.10 Assignment. This Mortgage is assignable by Lender and any assignment hereof by Lender shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Lender.

         4.11 Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Borrower under this Mortgage, the Note and all other Loan Documents.

         4.12 Release. Provided that no Event of Default then exists, Lender agrees to release this Mortgage upon payment and performance in full of all Loan Obligations.

         4.13 Counterparts. This Mortgage may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.

         4.14 Waiver of Jury Trial. BORROWER, BY ACCEPTANCE OF THIS AGREEMENT, HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE LOAN, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATING TO OR INCIDENTAL TO ANY DEALINGS OF LENDER AND/OR BORROWER WITH RESPECT TO THE LOAN DOCUMENTS, OR IN CONNECTION WITH THIS DEED OR TRUST, OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES UNDER THIS AGREEMENT, OR OTHERWISE, OR THE CONDUCT OF THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AGREES THAT LENDER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF THE BORROWER IRREVOCABLY TO WAIVE ANY RIGHTS TO A TRIAL BY JURY AS AN INDUCEMENT OF LENDER TO MAKE THE LOAN, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWER AND LENDER INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Borrower has caused this Mortgage to be executed and delivered as of the day and year first above written.




                                                BY: /s/ BRIAN L. BARTH
                                                    --------------------------
                                                BRIAN L. BARTH, VICE PRESIDENT

SCHEDULE TO EXHIBIT 10.33 FILED PURSUANT TO INSTRUCTION 2 OF ITEM 601(a) OF REGULATION S-K

                MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING
                -----------------------------------------------

PROJECT             PARTIES                                 FACILITY                  LOAN AMOUNT         DATE
-------             -------                                 --------                  -----------         ----
Darlington, PA      BCC at Darlington, Inc. (Borrower),     Feltrop Personal Care     $5,875,000.00       9/30/97
                    and Capstone Capital of Pennsylvania,   Home
                    Inc. (Lender)

Butler, PA          Balanced Care at Butler, Inc.           Silver Haven              $246,000.00         10/31/97
                    (Borrower) and Capstone Capital of
                    Pennsylvania, Inc. (Lender)

Sarver, PA          Balanced Care at Sarver, Inc.           Sterling Care of Sarver   $286,000.00         10/31/97
                    (Borrower) and Capstone Capital of
                    Pennsylvania, Inc. (Lender)

Saxonburg, PA       Balanced Care at Saxonburg, Inc.        Sterling Care of          $8,618,000.00       10/31/97
                    (Borrower) and Capstone Capital of      Saxonburg
                    Pennsylvania, Inc. (Lender)